                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 30, 2004



                              SiVault Systems, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                        0-30711                 98-0209119
-------------------------------   ------------------------   ------------------
(State or Other Jurisdiction of   (Commission File Number)   (I. R. S. Employer
 Incorporation or organization)                              Identification No.)


           500 Fifth Avenue, Suite 1650, New York, New York 10110-0002
           -----------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 931-5760
                                 --------------
               Registrant's telephone number, including area code


 -------------------------------------------------------------------------------
          (Former name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 -  FINANCIAL INFORMATION


ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On December 7, 2004, SiVault Systems, Inc. ("SiVault") completed the purchase of all the principal assets of Viaquo Corporation ("Viaquo") a leading developer of computer security technology with effect as of November 30, 2004.

Under the terms of the Agreement for Purchase and Sale of Assets dated as of November 30, 2004 among SiVault, Viaquo and an Escrow Holder (the "Agreement"), SiVault acquired all principal assets Viaquo including physical equipment, technology, products and intellectual property. The majority of the Viaquo staff has joined SiVault to support the continued development, sales and marketing of its technology.

The core technology and intellectual property purchased represents Viaquo's patent pending ViaSeal(TM) security technology. ViaSeal provides cryptographic protection of electronic data for distribution or access by multiple parties without the cumbersome and costly process of private key management as seen in most modern Public Key Infrastructure (PKI) systems.

The Purchase Price for the assets consisted of 3,050,000 of SiVault's shares of restricted stock; 750,000 of the shares were issued and delivered to Viaquo at Closing; 2,050,000 of the shares were placed in escrow to be held until the earlier to occur of (i) the issuance of a U.S. Patent for certain U.S. Patent Applications acquired by SiVault or (ii) the abandonment by SiVault of the U.S. Patent Application following final rejection thereof by the U.S. Patent and Trademark Office; and the remaining 250,000 shares were placed in escrow to be held until the earlier to occur of (i) the issuance by the European Patent Office ("EPO") of a decision to grant a European Patent with respect to an European Patent Application acquired by SiVault or (ii) the abandonment by SiVault of European Patent Application following a final refusal by EPO to grant the European Patent.

The shares issued to Viaquo in consideration for the Purchase of Assets carried with them certain registration rights as set forth in a Registration Rights Agreement, dated as of November 30, 2004 between SiVault and Viaquo.

The summary of the foregoing transaction is qualified in its entirety by reference to the text of the related agreements, which are included as exhibits to the Company's filing on Form 8-K dated November 30, 2004 and filed with the Securities and Exchange Commission on December 8, 2004.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Business Acquired




                               VIAQUO CORPORATION

                              FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 2003 AND 2002

                                    CONTENTS




                                                                        PAGE
                                                                        ----

INDEPENDENT AUDITORS' REPORT                                            4

BALANCE SHEETS                                                          5 - 6

STATEMENTS OF OPERATIONS                                                7

STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY                           8

STATEMENTS OF CASH FLOWS                                                9

NOTES TO FINANCIAL STATEMENTS                                           10 - 17

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Viaquo Corporation
San Jose, California

We have audited the accompanying balance sheets of Viaquo Corporation, as of December 31, 2003 and December 31, 2002 and the related statements of operations, changes in stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits, the financial statements referred to above present fairly, in all material respects, the financial position of Viaquo Corporation as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements referred to above have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, conditions exist which raise substantial doubt about the Company's ability to continue as a going concern unless it is able to generate sufficient cash flows to meet its obligations and sustain its operations. Management's plan with regard to these matters are described in Note
1. The financial statements do not include any adjustments that might result should the Company be unable to continue as a going concern.



New York, New York                            /s/ Miller Ellin & Company, LLP
February 4, 2005                                  Certified Public Accountants

                               VIAQUO CORPORATION
                                 BALANCE SHEETS
                                     ASSETS

                                                                DECEMBER 31,
                                                     ---------------------------------
                                                           2003               2002
                                                           ----               ----
CURRENT ASSETS
      Cash and cash equivalents                       $  130,753            $   68,154
      Accounts receivable                                    -                     610
      Other current assets                                   -                   3,500
                                                      ----------            ----------
          TOTAL CURRENT ASSETS                           130,753                72,264
PROPERTY AND EQUIPMENT, NET OF ACCUMULATED
      DEPRECIATION                                       178,335               273,865
CAPITALIZED SOFTWARE, NET OF ACCUMULATED
      AMORTIZATION                                     4,372,388             4,275,569
SECURITY DEPOSITS                                         25,001                25,935
                                                      ----------            ----------
                                                      $4,706,477            $4,647,633
                                                      ==========            ==========

The accompanying notes are an integral part of these financial statements.

                               VIAQUO CORPORATION
                                 BALANCE SHEETS
                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                                                   DECEMBER 31,
                                                                                      --------------------------------------
                                                                                            2003                 2002
                                                                                            ----                 ----
CURRENT LIABILITIES
      Accounts payable and accrued liabilities                                         $    152,896             $    102,423
      Accrued interest - stockholder                                                        214,185                   20,474
                                                                                       ------------             ------------
          TOTAL CURRENT LIABILITIES                                                         367,081                  122,897
                                                                                       ------------             ------------
LONG TERM LIABILITIES
      Convertible notes payable - stockholder                                             3,619,000                1,235,000
                                                                                       ------------             ------------
                                                                                          3,619,000                1,235,000
                                                                                       ------------             ------------

COMMITMENT AND CONTINGENCY

STOCKHOLDERS' EQUITY
      Preferred stock - Series B-1: 5,000,000 shares authorized, issued, and outstanding, par value $.000001 ($5); liquidating value, $2.00
          ($10,000,000,000); at the amount contributed                                    5,000,000                5,000,000
      Preferred stock - Series B: 5,078,710 shares authorized, issued, and outstanding, par value $.000001 ($5); liquidating value, $2.00
          ($10,000,000,000); at the amount contributed                                    5,078,710                5,078,710
      Preferred stock - Series A: 2,250,000 shares authorized, issued, and outstanding, par value $.000001 ($2); liquidating value, $0.888889
          ($2,000,000); at the amount contributed                                         2,000,000                2,000,000
      Common stock - 154,107,950 shares authorized; issued and
          outstanding  - 13,232,084 and 5,232,084 in 2003 and 2002,
          respectively, exclusive of treasury stock, par value $.000001                          13                        5
      Additional paid-in capital                                                            422,300                  419,608
      Accumulated deficit                                                               (11,760,627)              (9,188,587)
                                                                                       ------------             ------------
                                                                                            740,396                3,309,736
      Less:  Treasury stock (1,260,000 shares) - at cost                                     20,000                   20,000
                                                                                       ------------             ------------
             TOTAL STOCKHOLDERS' EQUITY                                                     720,396                3,289,736
                                                                                       ------------             ------------
                                                                                       $  4,706,477             $  4,647,633
                                                                                       ============             ============

The accompanying notes are an integral part of these financial statements.

                          VIAQUO CORPORATION
                       STATEMENTS OF OPERATIONS


                                                                 YEARS ENDED
                                                                 DECEMBER 31,
                                                    ------------------------------------
                                                           2003                   2002
                                                           ----                   ----
REVENUES:
      Licensing fees                                 $       -               $       610
                                                     -----------             -----------
                                                             -                       610
                                                     -----------             -----------
OPERATING EXPENSES:
      Costs of unsalable inventory                       144,471                    --
      Selling, general and administrative              2,278,167               2,166,424
                                                     -----------             -----------
                                                       2,422,638               2,166,424
                                                     -----------             -----------
LOSS FROM OPERATIONS                                  (2,422,638)             (2,165,814)
                                                     -----------             -----------
INTEREST EXPENSE, NET                                    149,402                   4,417
                                                     -----------             -----------

NET LOSS                                             $(2,572,040)            $(2,170,231)
                                                     ===========             ===========


The accompanying notes are an integral part of these financial statements.

                               VIAQUO CORPORATION
                  STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                     YEARS ENDED DECEMBER 31, 2003 AND 2002

                                             Series B-1                    Series B                  Series A
                                          Preferred Stock              Preferred Stock           Preferred Stock
                                     ------------------------     -----------------------     -----------------------
                                                  Contributed                 Contributed                 Contributed
                                        Shares       Amount       Shares         Amount       Shares         Amount
                                        ------       ------       ------         ------       ------         ------
BALANCES: December 31, 2001          3,500,000  $  3,500,000     5,078,710  $  5,078,710     2,250,000  $  2,000,000

Issuance of preferred stock          1,500,000     1,500,000            -            -            -            -
Net loss                                    -            -              -            -            -            -
                                     ---------  ------------     ---------  ------------     ---------  ------------
BALANCES: December 31, 2002          5,000,000  $  5,000,000     5,078,710  $  5,078,710     2,250,000  $  2,000,000
                                     =========  ============     =========  ============     =========  ============

Issuance of common stock
       upon exercise of warrants            -            -            -            -            -            -
Net loss                                    -            -            -            -            -            -
                                     ---------  ------------     ---------  ------------     ---------  ------------
BALANCES: December 31, 2003          5,000,000  $  5,000,000     5,078,710  $  5,078,710     2,250,000  $  2,000,000
                                     =========  ============     =========  ============     =========  ============

                                         Issued
                                      Common Stock          Additional                                         Total
                                  ---------------------      Paid-In          Accumulated     Treasury      Stockholders'
                                     Shares      Amount      Capital            Deficit         Stock           Equity
                                     ------      ------      -------            -------         -----           ------
BALANCES: December 31, 2001         5,232,084    $   5      $    419,608   $  (7,018,356)  $   (20,000)    $ 3,959,967

Issuance of preferred stock                 -        -                -              -              -        1,500,000
Net loss                                    -        -                -      (2,170,231)            -       (2,170,231)
                                   ----------    -----      ------------   -------------   ------------    -------------
BALANCES: December 31, 2002         5,232,084    $   5      $    419,608   $ (9,188,587)   $   (20,000)    $ 3,289,736
                                   ==========    =====      ============   =============   ============    =============

Issuance of common stock
       upon exercise of warrants    8,000,000        8            2,692              -             -             2,700
Net loss                                    -        -                -      (2,572,040)            -       (2,572,040)
                                   ----------    -----      ------------   -------------   ------------    -------------
BALANCES: December 31, 2003        13,232,084    $  13      $    422,300   $(11,760,627)   $   (20,000)    $   720,396
                                   ==========    =====      ============   =============   ============    =============

The accompanying notes are an integral part of these financial statements.

                                 VIAQUO CORPORATION
                              STATEMENTS OF CASH FLOWS

                                                                                                 YEARS ENDED
                                                                                                  DECEMBER 31,
                                                                                   ------------------------------------
                                                                                          2003                2002
                                                                                   -------------------   --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Net loss from operations                                                       $(2,572,040)            $(2,170,231)
    Adjustments to reconcile net income to net cash
    provided by (used in) operating activities:
      Depreciation and amortization of property and equipment                          109,727                 189,710
      Amortization of capitalized software                                             485,821                     -
    Change in assets and liabilities:
      Accounts receivable                                                                  610                    (610)
      Other current assets                                                               3,500                  (3,500)
      Security deposits                                                                    934                  21,705
      Accounts payable and accrued liabilities                                         244,184                  15,775
                                                                                   -----------             -----------

NET CASH USED IN OPERATING ACTIVITIES                                               (1,727,264)             (1,947,151)
                                                                                   -----------             -----------

CASH FLOWS USED BY INVESTING ACTIVITIES:
      Purchase of property and equipment                                               (14,197)                (25,502)
      Development of capitalized software                                             (582,640)             (1,923,689)
                                                                                   -----------             -----------
NET CASH USED BY INVESTING ACTIVITIES                                                 (596,837)             (1,949,191)
                                                                                   -----------             -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds from the issuance of preferred stock                                        -                 1,500,000
      Proceeds from the issuance of common
        stock upon the exercise of warrants                                              2,700                     -
      Proceeds from issuance of convertible notes payable - stockholder              2,384,000               1,235,000
                                                                                   -----------             -----------
NET CASH PROVIDED BY FINANCING ACTIVITIES                                            2,386,700               2,735,000
                                                                                   -----------             -----------


NET INCREASE (DECREASE) IN CASH                                                         62,599              (1,161,342)

CASH AND CASH EQUIVALENTS - BEGINNING                                                   68,154               1,229,496
                                                                                   -----------             -----------

CASH AND CASH EQUIVALENTS - ENDING                                                 $   130,753             $    68,154
                                                                                   ===========             ===========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
    Cash paid during the year for:
      Interest                                                                     $        14             $       402
      Income taxes                                                                         -                       -


The accompanying notes are an integral part of these financial statements.

VIAQUO CORPORATION

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND PLAN OF OPERATIONS

Nature of Business

Viaquo Corporation (the "Company") is a provider of Internet-based distributed access control software that protects the data over any channel. Viaquo's ViaSeal software platform enables carriers, ISPs, content vendors, satellite service providers, enterprises, and exchanges to seal and tamper-proof digital packages of rich media or sensitive enterprise information and distribute those packages via the Internet, satellite, or selectively through the corporate enterprise. The Company was incorporated in the State of Delaware on May 26, 1999 under the name of "ULOGON.COM." The Company changed its name to "Viaquo, Inc." on September 25, 2002. The Company has two segments, a satellite transmission secured content business, and the ViaSeal Access Control Business ("ViaSeal"). The financials presented herein contain both segments.

Since inception, the Company has experienced significant losses and negative cash flows from operations, raising substantial doubt about its ability to continue as a going concern. On December 7, 2004, SiVault Systems, Inc. ("SiVault") completed the purchase of substantially all of the assets of the Company's ViaSeal business segment, dated as of November 30, 2004, as described in Note 11. SiVault shares received from the sale may be sold or exchanged to raise cash for any use deemed to be in the best interest of the Company's stockholders. Management plans to continue building its satellite transmission secured content business. Management is also exploring strategic partnerships to further develop and market its products and services. The ability of the Company's remaining business segment to continue as a going concern is unknown. These financial statements do not include any adjustments that might be necessary should the company be unable to continue as a going concern. The future of the ViaSeal segment is the responsibility of SiVault.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

Software License Revenue

Revenues from software license sales are recognized in accordance with Statement of Position ("SOP") No. 97-2, Software Revenue Recognition, and SOP No. 98-9, Modification of SOP No. 97-2, Software Revenue Recognition with Respect to Certain Transactions. Revenues from software license sales that do not depend on services rendered to make the software functional are recognized as revenue upon delivery, provided (1) there is evidence of an arrangement, (2) collection of our fee is considered probable and (3) the fee is fixed or determinable. When services are necessary to make the software functional, fees are allocated between services and software based on either (1) vendor specific objective evidence of a fair value basis to allocate the total fee to all elements of the arrangement. If vendor specific objective evidence of fair value does not exist
(2) the residual method allowable under SOP No. 98-9, to allocate excess of the fee over the fair value of the services to the license element.

Cash and Cash Equivalents

Cash equivalents include cash and money market investments with original maturities of three months or less.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation and amortization and are depreciated or amortized using the straight-line method over the following estimated useful lives:

Furniture and fixtures                                7 Years
Machinery and equipment                               5 Years
Computer equipment                                    5 Years
Software                                              3 Years

Capitalized Software

The Company accounts for software development costs in accordance with Statement of Financial Accounting Standards No. 86, "Accounting for the Costs of Computer Software to be Sold, Leased, or Otherwise Marketed." Software development costs are capitalized after technological feasibility has been established, which is the earlier point in time at which the Company has developed a working prototype or has a detailed program design for the software. The Company amortizes capitalized software over five years.

Impairment of Long-Lived Assets

The Company's long-lived assets, including property and equipment, and capitalized software, are reviewed for impairment whenever such events or changes in circumstances indicate that the net carrying amount may not be recoverable. When such events occur, the Company measures impairment by comparing the carrying value of the long lived assets to the estimated undiscounted future cash flows expected to result from the use of the assets and their eventual disposition. If the sum of the expected undiscounted future cash flows is less than the carrying amount of the assets, the Company recognizes an impairment loss measured as the amount by which the carrying amount of the asset exceeds the fair value of the asset.

Income Taxes

The Company accounts for income taxes using the asset and liability method in accordance with SFAS No. 109, "Accounting for Income Taxes." Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and the tax effect of the net operating loss carry forwards. A valuation allowance is recorded against deferred tax assets if it more likely than not that such assets will not be realized.

Use of Estimates

Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles in the United States. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used. Significant estimates made by management include the fair values of warrants and options issued, the valuation allowance on deferred tax assets and the valuation of capitalized software.

Concentration of Credit Risk

Cash

Financial instruments that potentially subject the Company to concentrations of credit risk are cash and cash equivalents. Cash and cash equivalents are deposited with high credit quality financial institutions.

NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment as of December 31, consists of the following:

                                                               2003                  2002
                                                               ----                  ----

Equipment and furniture                                     $  46,006             $  46,006
Computer equipment                                            365,206               358,949
Computer software                                             101,921                93,980
Telephone system                                                7,867                 7,867
                                                            ---------             ---------
                                                              521,000               506,802
Less:  Accumulated depreciation and amortization             (342,665)             (232,938)
                                                            ---------             ---------
                                                            $ 178,335             $ 273,864
                                                            =========             =========

Depreciation expense charged to operations for the years ended December 31, 2003 and 2002 totaled $109,727 and $189,710, respectively.

NOTE 4 - CAPITALIZED SOFTWARE

Capitalized software as of December 31, consists of the following:


                                               2003                    2002
                                           -----------             -----------
Capitalized software                       $ 4,858,208             $ 4,275,569
Less:  Accumulated amortization               (485,821)                   --
                                           -----------             -----------
                                           $ 4,372,387             $ 4,275,569
                                           ===========             ===========

Amortization of capitalized software charged to operations totaled $485,821 for the year ended December 31, 2003. There was no amortization in the year ended December 31, 2002.

NOTE 5 - CONVERTIBLE NOTES PAYABLE - STOCKHOLDER

On September 25, 2002 and May 14, 2003, the Company entered into agreements to issue convertible notes to a stockholder. The notes bear interest at 8% per annum and were due on December 31, 2004. As of December 31, 2004, the Company was in default of these convertible note agreements. The Company's intention is to pay off the notes by selling the common stock received from the sale of the ViaSeal business segment, part of which is currently being held in escrow, subject to events happening which would release the shares (see Notes 1 and 11).

In the event of liquidation, the lender is entitled to receive three times the outstanding principal on the notes, and the unpaid interest.

The convertible notes payable balances at December 31, 2003 and 2002 were $3,619,000 and $1,235,000, respectively. The accrued interest balances at December 31, 2003 and 2002 were $214,185 and $20,474, respectively. The Company has made no principal or interest payments since the obligations were incurred. Interest expense on the convertible notes for the years ended December 31, 2003 and 2002 was $149,409 and $11,048, respectively. In addition, $51,404 and $9,828 of interest was capitalized as software development assets.

The notes are convertible at the option of the majority of the limited partner note holders and upon the next sale of equity securities, including preferred stock, in which the Company receives gross proceeds of $500,000 or more ("Next Financing"). The notes and accrued interest are convertible to the same security issued in the Next Financing at the conversion price for the securities.

Upon the initial closing of the September 25, 2002 Agreement, the Company delivered to each limited partner of the noteholder a warrant to purchase Warrant Conversion Shares. Each such warrant is exercisable for Warrant Conversion Shares equal to the individual warrants' proportionate share of the product of the then total outstanding shares of the Company calculated on a fully-diluted basis as of the date of exercise of the warrant multiplied by 75%.

NOTE 6 - INCOME TAXES

The tax effect of major temporary differences that give rise to the Company's net deferred tax asset is as follows:

                                                         2003                   2002
                                                         ----                   ----

Net operating loss carryforwards                     $ 6,215,000             $ 5,164,000
Capitalized software                                  (1,749,000)             (1,710,000)
Property and equipment                                   (45,000)                (21,000)
                                                     -----------             -----------
                                                       4,421,000               3,433,000
Less:  Valuation Allowance                            (4,421,000)             (3,433,000)
                                                     -----------             -----------
                                                     $         -             $         -
                                                     ===========             ===========

The provision for income taxes for the years ended December 31, consists of the following:

                                                          2003                   2002
                                                          ----                   ----

Federal - deferred                                   $   840,000             $ 1,406,000
State - deferred                                         148,000                 248,000
                                                     -----------             -----------
                                                         988,000               1,654,000
Less:  Valuation Allowance                              (988,000)             (1,654,000)
                                                     -----------             -----------
                                                     $         -             $         -
                                                     ===========             ===========

As of December 31, 2003, the Company had net operating losses of approximately $15,536,000 to be carried forward to offset future taxable income for federal and California income tax purposes. Due to the ownership changes that have occurred, the loss carryovers incurred prior to the change which can be utilized in the future years may be severely limited pursuant to Section 382 of the Internal Revenue Code and the California Revenue and Taxation Code. The federal and California net operating loss carryovers will expire from the years 2019 through 2023 and 2009 through 2013, respectively.


NOTE 7 - STOCKHOLDERS' EQUITY

The Company has 154,107,950 authorized common shares having a par value of $.000001. In 2003, the Company issued 8,000,000 common shares in exchange for warrants (see below).

Treasury Stock

In 2000, the Company repurchased 1,260,000 of Common Shares, which it returned to its treasury.

Preferred Stock

         Series A Preferred
         ------------------

         On June 10, 1999, the Company sold 2,250,000 shares of Series A Preferred Stock, at a purchase price of $.888889 per share.

         Series B Preferred
         ------------------

         On December 23, 2000, the Company sold 5,078,710 shares of Series B Preferred Stock, at a purchase price of $1 per share.

         Series B-1 Preferred
         --------------------

         The Company sold 2,000,000 shares of Series B-1 Preferred Stock on June 22, 2001, 1,500,000 shares on November 6, 2001, and 1,500,000 shares on
         February 22, 2002, all at a purchase price of $1 per share.

Rights and Preferences of Preferred Shares

Each Preferred Share is convertible into one share of common stock, at any time at the option of the holder or automatically upon an initial public offering of the Company's common stock. The conversion ratio is adjustable, if the Company issues additional common stock or securities convertible into common stock or a stock split occurs. Holders are entitled to receive non-cumulative cash dividends when and if declared by the Board of Directors in its sole discretion at a rate of 8% of their respective conversion prices.

In the event of any liquidation, dissolution or winding up of the Company, the holders of the Preferred Shares are entitled to receive, prior and in preference to any distribution to the common stockholders, as follows:

         First, Series B-1 Preferred Shareholders an amount equal to the greater of $2 per share or $1 per share plus participation with common stock distributions plus all declared but unpaid dividends.

         Second, to Series B Preferred Shareholders an amount equal to the greater of $2 per share or $1 per share plus participation with common stock distributions plus all declared but unpaid dividends.

         Third, to Series A Preferred Shareholders an amount equal to $.888889 per share plus all declared but unpaid dividends.

Warrants

The Company issued Series B Preferred Stock warrants to holders of Series B Preferred Stock on December 29, 2000. A total of 90,000 warrants were issued and each warrant is exercisable to purchase one Series B Preferred share until December 29, 2005 at $.30 per share.

As discussed in Note 5, at the closing of Convertible Notes on September 25, 2002, the Company issued a warrant to purchase Warrant Conversion Shares to each Convertible Note holder. Upon issuance, the warrants had a negligible value. In 2003, a portion of these warrants were converted into Warrant Conversion Shares at a purchase price of $1,900 and a portion of the Warrant Conversion Shares were converted into 8,000,000 common shares at a price of $800.

A summary of the warrants for the years ended December 31, 2003 and 2002 is presented below:

Warrants Outstanding as of December 31, 2001                    90,000

              Issued                                       115,400,000
              Exercised                                              -
                                                           ------------
Warrants Outstanding as of December 31, 2002               115,490,000

              Issued                                                 -
              Exercised                                     (8,000,000)
                                                           ------------
Warrants Outstanding as of December 31, 2003               107,490,000
                                                           ============

Stock Awards and Stock Options

The Company established the 1999 Stock Plan (the "Plan") for its employees, directors, and consultants. The Plan permits the granting of incentive stock options ("ISO") and non-qualified stock options ("NSO"). The incentive stock options are granted at the fair market value of the stock on the day the option is granted, as determined by the Board of Directors. Non-qualified stock options are granted for at least 50% of the fair market value of the stock on the day the option is granted. Both the incentive and the non-qualified stock options are exercisable over a period of ten years from the date of grant.

A summary of the Company's incentive and non-qualified employee stock option and the related transactions for the years ended December 31, 2003 and 2002 is presented below:

                                                                                               Weighted Average
                                                    Shares - ISO          Shares - NSO          Exercise Price
                                                    ------------          ------------          --------------
Options Outstanding at December 31, 2001             3,778,000                 25,000                0.15
                                                    ----------             ----------                ----

              Granted                                  303,770                     --                0.15
              Expired                               (1,455,000)                    --                0.15
                                                    ----------             ----------                ----
Options Outstanding at December 31, 2002             2,626,770                 25,000                0.15

              Granted                                1,119,590                 50,000                0.15
              Expired                                 (331,276)               (50,000)               0.15
                                                    ----------             ----------                ----
Options Outstanding at December 31, 2003             3,415,084                 25,000                0.15
                                                    ----------             ----------                ----

The Company believes that no measurable value can be attributed to stock awards and stock options issued because of the uncertain financial position of the Company.

NOTE 8 - BUSINESS SEGMENTS

For the year ended December 31, 2003, the Company had two segments, a satellite transmission secured content business, and the ViaSeal Access Control Business. For the year ended December 31, 2002, there was only one business segment - ViaSeal Access Control Business. The summarized financial information concerning the Company's reportable segments for the year ended December 31, 2003, as follows:

                                                ViaSeal           Satellite Transmission
                                             Access Control          Secured Content
2003                                            Business                 Business                  Total
----                                            --------                 --------                  -----
Net sales                                     $         -            $         -                $         -
Operating loss                                 (1,488,387)              (934,251)                (2,422,638)
Total assets                                    4,550,723                155,754                  4,706,477
Depreciation and amortization                     595,548                      -                    595,548
Interest expense, net                              89,641                 59,761                    149,402

NOTE 9 - RETIREMENT PLAN

The Company has a 401K Plan in which all employees are eligible to participate. Employees may make contributions to the plan subject to limitations as defined by the Internal Revenue Code. The Company made no contributions to the plan for the years ended December 31, 2003 and 2002.

NOTE 10 - COMMITMENT AND CONTINGENCY

Lease Commitment

The Company leases its premises under an operating lease agreement, which expired May 31, 2004. The office lease requires the Company to pay a base rent and various operating and maintenance costs. Future aggregate minimum rents due under this lease at December 31, 2003 was $22,968 for the year ended 2004.

Rent expense was $61,208 and $130,524 for the year ended December 31, 2003 and 2002.

Contingency

The California Employment Development Department ("EDD") issued a Notice of Assessment on July 11, 2003 for unpaid unemployment insurance, employment training tax, disability insurance, and personal income tax totaling $61,513 based on its determination that certain independent contractors hired by the Company were employees subject to payroll deductions. The Company filed a Petition for Reassessment on September 9, 2003 challenging the finding that the individuals were not independent contractors. By a decision dated January 27, 2005, the Petition for Reassessment was accepted. An Administrative Law Judge will schedule a hearing to hear the merits of the petition. Meanwhile, the Company has obtained and submitted to the EDD Personal Income Tax ("PIT") Abatement Forms by which the alleged employees have declared that they paid their income tax on the payments the Company made to them, thus reducing the assessment. Management has estimated an ultimate liability with respect to this matter of approximately $14,000 as of December 31, 2003 based on the PIT Abatement Forms and telephone conversations with the EDD.

NOTE 11 - SUBSEQUENT EVENT

As of November 30, 2004, SiVault Systems, Inc. ("SiVault") purchased substantially all of the assets of Viaquo related to Viaquo's ViaSeal business, including physical equipment, technology, products and intellectual property, in exchange for 3,050,000 shares of the Company's common stock valued at $2.35 per share (average market price for the four trading days around November 30, 2004), of which 750,000 of the shares were issued and delivered to Viaquo at closing; 2,050,000 of the shares were placed in escrow to be held until the earlier to occur of (i) the issuance of a U.S. Patent for certain U.S. Patent Applications acquired by SiVault, or (ii) the abandonment by SiVault of the U.S. Patent Application following final rejection thereof by the U.S. Patent and Trademark Office; and the remaining 250,000 shares were placed in escrow to be held until the earlier to occur of (i) the issuance by the European Patent Office ("EPO") of a decision to grant a European Patent with respect to an European Patent Application acquired by SiVault, or (ii) the abandonment by SiVault of European Patent Application following a final refusal by EPO to grant the European Patent. Should the patents be rejected, the seller is not entitled to the shares held in escrow.

In addition, SiVault agreed to assume the vacation pay liability of employees who resigned from Viaquo and agreed to join SiVault as employees, effective as of December 1, 2004, which amounted to $52,553.

                               VIAQUO CORPORATION

                              FINANCIAL STATEMENTS

                      ELEVEN MONTHS ENDED NOVEMBER 30, 2004

                                    CONTENTS




                                                               PAGE
                                                               ----

INDEPENDENT ACCOUNTANTS'
REPORT                                                          19

BALANCE SHEET                                                 20 - 21

STATEMENT OF OPERATIONS                                         22

STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIENCY)       23

STATEMENT OF CASH FLOWS                                         24

NOTES TO FINANCIAL STATEMENTS                                 25 - 32

                         INDEPENDENT ACCOUNTANTS' REPORT

To the Board of Directors
Viaquo Corporation
San Jose, California

We have reviewed the accompanying balance sheet of Viaquo Corporation, as of November 30, 2004 and the related statements of operations, changes in stockholders' equity (deficiency), and cash flows for the eleven months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statement is the representation of the Companies' management.

A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles in the United States of America.

The accompanying financial statements referred to above have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, conditions exist which raise substantial doubt about the Company's ability to continue as a going concern unless it is able to generate sufficient cash flows to meet its obligations and sustain its operations. Management's plan with regard to these matters are described in Note
1. The financial statements do not include any adjustments that might result should the Company be unable to continue as a going concern.




New York, New York                            /s/ Miller Ellin and Company, LLP
February 4, 2005                              Certified Public Accountants

                               VIAQUO CORPORATION
                                  BALANCE SHEET
                               NOVEMBER 30, 2004

                                     ASSETS



CURRENT ASSETS
  Cash and cash equivalents                                                        $    5,638
  Accounts receivable                                                                 250,000
  Note receivable - related party, net of allowance of $54,000                         54,000
                                                                                   ----------
    TOTAL CURRENT ASSETS                                                              309,638
PROPERTY AND EQUIPMENT, NET OF ACCUMULATED
      DEPRECIATION                                                                     40,542
CAPITALIZED SOFTWARE, NET OF ACCUMULATED
      AMORTIZATION                                                                  3,481,717
SECURITY DEPOSIT                                                                       12,301
                                                                                   ----------
                                                                                   $3,844,198
                                                                                   ==========

See accompanying notes and accountants' review report.

                               VIAQUO CORPORATION
                                  BALANCE SHEET
                               NOVEMBER 30, 2004

                    LIABILITIES AND STOCKHOLDERS' DEFICIENCY


CURRENT LIABILITIES
      Accounts payable and accrued liabilities                                          $    199,502
      Accrued interest - stockholder                                                         548,146
      Convertible notes payable - stockholder                                              4,949,000
                                                                                        ------------
          TOTAL CURRENT LIABILITIES                                                        5,696,648
                                                                                        ------------

COMMITMENT AND CONTINGENCY

STOCKHOLDERS' DEFICIENCY
      Preferred stock - Series B-1: 5,000,000 shares authorized, issued, and outstanding, par value $.000001 ($5); liquidating value, $2.00
          ($10,000,000,000); at the amount contributed                                     5,000,000
      Preferred stock - Series B: 5,078,710 shares authorized, issued, and outstanding, par value $.000001 ($5); liquidating value, $2.00
          ($10,000,000,000); at the amount contributed                                     5,078,710
      Preferred stock - Series A: 2,250,000 shares authorized, issued, and outstanding, par value $.000001 ($2); liquidating value, $0.888889
          ($2,000,000); at the amount contributed                                          2,000,000
      Common stock - 154,107,950 shares authorized; issued and
          outstanding  - 13,232,084 exclusive of treasury stock,
          par value $.000001                                                                      13
      Additional paid-in capital                                                             422,300
      Accumulated deficit                                                                (14,333,473)
                                                                                        ------------
                                                                                          (1,832,450)
      Less:  Treasury stock (1,260,000 shares) - at cost                                      20,000
                                                                                        ------------
             TOTAL STOCKHOLDERS' DEFICIENCY                                               (1,852,450)
                                                                                        ------------
                                                                                        $  3,844,198
                                                                                        ============

See accompanying notes and accountants' review report.

                              VIAQUO CORPORATION
                           STATEMENT OF OPERATIONS
                    ELEVEN MONTHS ENDED NOVEMBER 30, 2004




REVENUES:
      Smart card revenues                                  $    81,502
      Licensing fees                                           300,000
                                                           -----------
                                                               381,502
                                                           -----------
OPERATING EXPENSES:
      Costs of revenue earned                                   48,993
      Selling, general and administrative                    2,571,295
                                                           -----------
                                                             2,620,288
                                                           -----------
LOSS FROM OPERATIONS                                        (2,238,786)
                                                           -----------
INTEREST EXPENSE, NET                                          334,060
                                                           -----------
NET LOSS                                                   $(2,572,846)
                                                           ===========


See accompanying notes and accountants' review report.

                               VIAQUO CORPORATION
            STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIENCY)
                      ELEVEN MONTHS ENDED NOVEMBER 30, 2004

                                                    Series B-1                     Series B                     Series A
                                                  Preferred Stock               Preferred Stock              Preferred Stock
                                           ---------------------------    -----------------------      ----------------------------
                                                           Contributed                Contributed                      Contributed
                                               Shares         Amount      Shares         Amount        Shares             Amount
                                               ------         ------      ------         ------        ------             ------

BALANCES: December 31, 2003 (audited)        5,000,000     $  5,000,000  5,078,710     $  5,078,710    2,250,000     $  2,000,000


Net loss                                            -               -         -               -           -               -
                                             ---------     ------------  ---------     ------------    ---------     ------------
BALANCES: November 30, 2004(reviewed)        5,000,000     $  5,000,000  5,078,710     $  5,078,710    2,250,000     $  2,000,000
                                             =========     ============  =========     ============    =========     ============

                                                 Issued                                                                  Total
                                              Common Stock           Additional                                      Stockholders'
                                       -------------------------       Paid-In      Accumulated      Treasury            Equity
                                        Shares           Amount        Capital        Deficit          Stock          (Deficiency)
                                        ------           ------        -------        -------          -----          ------------
BALANCES: December 31, 2003 (audited)    13,232,084   $         13   $ 422,300     $(11,760,627)    $    (20,000)     $    720,396


Net loss                                         -             -          -          (2,572,846)              -         (2,572,846)
                                         ----------   ------------   ---------     ------------     ------------      ------------
BALANCES: November 30, 2004(reviewed)    13,232,084   $         13   $ 422,300     $(14,333,473)    $    (20,000)     $ (1,852,450)
                                         ==========   ============   =========     ============     ============      ============

See accompanying notes and accountants' review report.

                               VIAQUO CORPORATION
                             STATEMENT OF CASH FLOWS
                      ELEVEN MONTHS ENDED NOVEMBER 30, 2004


CASH FLOWS FROM OPERATING ACTIVITIES:
    Net loss from operations                                                           $(2,572,846)
    Adjustments to reconcile net income to net cash
    provided by (used in) operating activities:
      Depreciation and amortization of property and equipment                               85,177
      Amortization of capitalized software                                                 890,671
      Allowance for doubtful note receivable                                                54,000
      Impairment loss on property and equipment                                             52,616
    Change in assets and liabilities:
      Accounts receivable                                                                 (250,000)
      Security deposits                                                                     12,700
      Accounts payable and accrued liabilities                                             380,567
                                                                                       -----------
NET  CASH USED IN OPERATING ACTIVITIES                                                  (1,347,115)
                                                                                       -----------

CASH FLOWS USED BY INVESTING ACTIVITIES:
      Issuance of a note receivable - stockholder                                         (108,000)
                                                                                       -----------
NET CASH USED BY INVESTING ACTIVITIES                                                     (108,000)
                                                                                       -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds from issuance of convertible notes payable                                1,330,000
                                                                                       -----------
NET CASH PROVIDED BY FINANCING ACTIVITIES                                                1,330,000
                                                                                       -----------
NET DECREASE IN CASH                                                                      (125,115)

CASH AND CASH EQUIVALENTS - BEGINNING                                                      130,753
                                                                                       -----------

CASH AND CASH EQUIVALENTS - ENDING                                                     $     5,638
                                                                                       ===========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

    Cash paid during the period for:
      Interest                                                                         $        99
      Income taxes                                                                             --

See accompanying notes and accountants' review report.

VIAQUO CORPORATION

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND PLAN OF OPERATIONS

Nature of Business

Viaquo Corporation (the "Company") is a provider of Internet-based distributed access control software that protects the data over any channel. Viaquo's ViaSeal software platform enables carriers, ISPs, content vendors, satellite service providers, enterprises, and exchanges to seal and tamper-proof digital packages of rich media or sensitive enterprise information and distribute those packages via the Internet, satellite, or selectively through the corporate enterprise. The Company was incorporated in the State of Delaware on May 26, 1999 under the name of "ULOGON.COM." The Company changed its name to "Viaquo, Inc." on September 25, 2002. The Company has two segments, a satellite transmission secured content business, and the ViaSeal Access Control Business ("ViaSeal"). The financials presented herein contain both segments.

Since inception, the Company has experienced significant losses and negative cash flows from operations, raising substantial doubt about its ability to continue as a going concern. On December 7, 2004, SiVault Systems, Inc. ("SiVault") completed the purchase of substantially all of the assets of the Company's ViaSeal business segment, dated as of November 30, 2004, as described in Note 11. SiVault shares received from the sale may be sold or exchanged to raise cash for any use deemed to be in the best interest of the Company's stockholders. Management plans to continue building its satellite transmission secured content business. Management is also exploring strategic partnerships to further develop and market its products and services. The ability of the Company's remaining business segment to continue as a going concern is unknown. These financial statements do not include any adjustments that might be necessary should the company be unable to continue as a going concern. The future of the ViaSeal segment is the responsibility of SiVault.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

Software License Revenue

Revenues from software license sales are recognized in accordance with Statement of Position ("SOP") No. 97-2, Software Revenue Recognition, and SOP No. 98-9, Modification of SOP No. 97-2, Software Revenue Recognition with Respect to Certain Transactions. Revenues from software license sales that do not depend on services rendered to make the software functional are recognized as revenue upon delivery, provided (1) there is evidence of an arrangement, (2) collection of our fee is considered probable and (3) the fee is fixed or determinable. When services are necessary to make the software functional, fees are allocated between services and software based on either (1) vendor specific objective evidence of a fair value basis to allocate the total fee to all elements of the arrangement. If vendor specific objective evidence of fair value does not exist
(2) the residual method allowable under SOP No. 98-9, to allocate excess of the fee over the fair value of the services to the license element.

Cash and Cash Equivalents

Cash equivalents include cash and money market investments with original maturities of three months or less.

See Accountants' Review Report

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation and amortization and are depreciated or amortized using the straight-line method over the following estimated useful lives:

Furniture and fixtures                                 7 Years
Machinery and equipment                                5 Years
Computer equipment                                     5 Years
Software                                               3 Years

Capitalized Software

The Company accounts for software development costs in accordance with Statement of Financial Accounting Standards No. 86, "Accounting for the Costs of Computer Software to be Sold, Leased, or Otherwise Marketed." Software development costs are capitalized after technological feasibility has been established, which is the earlier point in time at which the Company has developed a working prototype or has a detailed program design for the software. The Company amortizes capitalized software over five years.

Impairment of Long-Lived Assets

The Company's long-lived assets, including property and equipment, and capitalized software, are reviewed for impairment whenever such events or changes in circumstances indicate that the net carrying amount may not be recoverable. When such events occur, the Company measures impairment by comparing the carrying value of the long lived assets to the estimated undiscounted future cash flows expected to result form the use of the assets and their eventual disposition. If the sum of the expected undiscounted future cash flows is less than the carrying amount of the assets, the Company recognizes an impairment loss are measured as the amount by which the carrying amount of the asset exceeds the fair value of the asset.

Income Taxes

The Company accounts for income taxes using the asset and liability method in accordance with SFAS No. 109, "Accounting for Income Taxes." Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and the tax effect of the net operating loss carry forwards. A valuation allowance is recorded against deferred tax assets if it more likely than not that such assets will not be realized.

Concentration of Credit Risk

Cash

Financial instruments that potentially subject the Company to concentrations of credit risk are cash and cash equivalents and accounts receivable. Cash and cash equivalents are deposited with high credit quality financial institutions.

See Accountants' Review Report

Accounts and Note Receivable

The customer, SiVault (see Notes 1 and 11) comprised 100% of the Company's receivable balance at November 30, 2004 and 100% of the Company's licensing fee revenues for the eleven months ended November 30, 2004.

The Company performs ongoing credit evaluations of their customers' financial condition and estimates an allowance for doubtful accounts based on the credit worthiness of their customers, historical trends and current economic conditions. Management has recorded an allowance for the note receivable since there is a risk that the note will not be collected.

On September 9, 2004 the Company loaned $108,000 to a related party. The note bears interest at 8% per annum and was due on demand by the Company's Satellite business segment at any time after December 9, 2004. An allowance of $54,000 or 50% of the note balance has been recorded as of November 30, 2004.

Use of Estimates

Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles in the United States. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used. Significant estimates made by management include revenue recognition, the fair values of warrants and options issued, allowances on receivables, the valuation allowance on deferred tax assets and the valuation of capitalized software.

NOTE 3 -PROPERTY AND EQUIPMENT

Property and equipment as of November 30, 2004 consisted of the following:

Equipment and furniture                                     $  34,006
Computer equipment                                            325,206
Computer software                                             101,921
Telephone system                                                7,251
                                                            ---------
                                                              468,384
Less:  Accumulated depreciation and amortization             (427,842)
                                                            ---------
                                                            $  40,542
                                                            =========

Depreciation expense charged to operations totaled $85,177 for the eleven months ended November 30, 2004.

In 2004, certain property and equipment was determined to be impaired, and an impairment loss of $52,616 was included in selling, general and administrative expenses.

See Accountants' Review Report.

NOTE 4 - CAPITALIZED SOFTWARE

Capitalized software as of November 30, 2004, consists of the following:


Capitalized software                                       $ 4,858,208
Less:  Accumulated amortization                             (1,376,492)
                                                          -------------
                                                           $ 3,481,716
                                                          =============

Amortization of capitalized software charged to operations for the eleven months ended November 30, 2004 totaled $890,761.

NOTE 5 - CONVERTIBLE NOTES PAYABLE - STOCKHOLDER

On September 25, 2002 and May 14, 2003, the Company entered into agreements to issue convertible notes to a stockholder. The notes bear interest at 8% per annum and were due on December 31, 2004. As of December 31, 2004, the Company was in default of these convertible note agreements. The Company's intention is to pay off the note by selling the common stock received from the sale of ViaSeal business segment, part of which is currently being held in escrow, subject to events happening which would release the shares (see Note 1 and 11).

In the event of liquidation, the lender is entitled to receive three times the outstanding principal on the notes, and the unpaid interest.

The convertible notes payable balance at November 30, 2004 was $4,949,000. The accrued interest balance as of November 30, 2004 was $548,146. The Company has made no principal or interest payments since the inception of the note agreements. Interest expense on the convertible notes for the eleven months ended November 30, 2004 was $333,961.

The notes are convertible at the option of the majority of the limited partner note holders and upon the next sale of equity securities, including preferred stock, in which the Company receives gross proceeds of $500,000 or more ("Next Financing"). The notes and accrued interest are convertible to the same security issued in the Next Financing at the conversion price per share for the securities.

Upon the initial closing of the September 25, 2002 Agreement, the Company delivered to each limited partner of the noteholder a warrant to purchase Warrant Conversion Shares. Each such warrant is exercisable for Warrant Conversion Shares equal to the individual warrants' proportionate share of the product of the then total outstanding shares of the Company calculated on a fully-diluted basis as of the date of exercise of the warrant multiplied by 75%.

NOTE 6 - INCOME TAXES

The tax effect of major temporary differences that give rise to the Company's net deferred tax asset as of November 30, 2004 is as follows:

See Accountants' Review Report.

Net operating loss carryforwards                              $ 6,816,000
Capitalized software                                           (1,393,000)
Note receivable                                                    22,000
                                                              ------------
                                                                5,445,000
Less:  Valuation Allowance                                     (5,445,000)
                                                              -----------
                                                              $         -
                                                              ===========

The provision for income taxes for the eleven months ended November 30 2004, consists of the following:


  Federal - deferred                                           $  870,000
  State - deferred                                                154,000
                                                               -----------
                                                                1,024,000
Less:  Valuation Allowance                                     (1,024,000)
                                                               -----------
                                                               $        -
                                                               ===========

As of December 31, 2003, the Company had net operating losses of approximately $15,536,000 to be carried forward to offset future taxable income for federal and California income tax purposes. Due to the ownership changes that have occurred, the loss carryovers incurred prior to the change which can be utilized in the future years may be severely limited pursuant to Section 382 of the Internal Revenue Code and the California Revenue and Taxation Code. The federal and California net operating loss carryovers will expire from the years 2019 through 2023 and 2009 through 2013, respectively.

NOTE 7 - STOCKHOLDERS' EQUITY

The Company has 154,107,950 authorized common shares having a par value of $.000001. In 2003, the Company issued 8,000,000 common shares in exchange for warrants (see below).

Treasury Stock

In 2000, the Company repurchased 1,260,000 of Common Shares, which it returned to its treasury.

Preferred Stock

         Series A Preferred
         ------------------

         On June 10, 1999, the Company sold 2,250,000 shares of Series A Preferred Stock, at a purchase price of $.888889 per share.

         Series B Preferred
         ------------------

         On December 23, 2000, the Company sold 5,078,710 shares of Series B Preferred Stock, at a purchase price of $1 per share.

         Series B-1 Preferred
         --------------------

See Accountants Review Report

         The Company sold 2,000,000 shares of Series B-1 Preferred Stock on June 22, 2001, 1,500,000 shares on November 6, 2001, and 1,500,000 shares on
         February 22, 2002, all at a purchase price of $1 per share.

Rights and Preferences of Preferred Shares

Each Preferred Share is convertible into one share of common stock, at any time at the option of the holder or automatically upon an initial public offering of the Company's common stock. The conversion ratio is adjustable, if the Company issues additional common stock or securities convertible into common stock or a stock split occurs. Holders are entitled to receive non-cumulative cash dividends when and if declared by the Board of Directors in its sole discretion at a rate of 8% of their respective conversion prices.

In the event of any liquidation, dissolution or winding up of the Company, the holders of the Preferred Shares are entitled to receive, prior and in preference to any distribution to the common stockholders, as follows:

         First, Series B-1 Preferred Shareholders an amount equal to the greater of $2 per share or $1 per share plus participation with common stock distributions plus all declared but unpaid dividends.

         Second, to Series B Preferred Shareholders an amount equal to the greater of $2 per share or $1 per share plus participation with common stock distributions plus all declared but unpaid dividends.

         Third, to Series A Preferred Shareholders an amount equal to $.888889 per share plus all declared but unpaid dividends.

Warrants

The Company issued Series B Preferred Stock warrants to holders of Series B Preferred Stock on December 29, 2000. A total of 90,000 warrants were issued and each warrant is exercisable to purchase one Series B Preferred share until December 29, 2005 at $.30 per share.

As discussed in Note 5, at the closing of Convertible Notes on September 25, 2002, the Company issued a warrant to purchase Warrant Conversion Shares to each Convertible Note holder. Upon issuance, the warrants had a negligible value. In 2003, a portion of these warrants were converted into Warrant Conversion Shares at a purchase price of $1,900 and a portion of the Warrant Conversion Shares were converted into 8,000,000 common shares at a price of $800.

A summary of the warrants for the eleven months ended November 30, 2004 is presented below:


Warrants Outstanding as of December 31, 2003                  107,490,000

              Issued                                                    -
              Exercised                                                 -
                                                              -----------
Warrants Outstanding as of November 30, 2004                  107,490,000
                                                              ===========

See Accountants' Review Report

Stock Awards and Stock Options

The Company established the 1999 Stock Plan (the "Plan") for its employees, directors, and consultants. The Plan permits the granting of incentive stock options ("ISO") and non-qualified stock options ("NSO"). The incentive stock options are granted at the fair market value of the stock on the day the option is granted, as determined by the Board of Directors. Non-qualified stock options are granted for at least 50% of the fair market value of the stock on the day the option is granted. Both the incentive and the non-qualified stock options are exercisable over a period of ten years from the date of grant.

A summary of the Company's incentive and non-qualified employee stock options and the related transactions for the eleven months ended November 30, 2004 is presented below:

                                                                                         Weighted Average
                                                   Shares - ISO         Shares - NSO      Exercise Price
                                                   ------------         ------------      --------------
Options Outstanding at December 31, 2003            3,415,084               25,000             0.15
                                                    ---------            ---------             ----

            Granted                                    10,000                   --             0.15
            Expired                                        --                   --             0.15
                                                    ---------            ---------             ----
Options Outstanding at November 30, 2004            3,425,084               25,000             0.15
                                                    ---------            ---------             ----


The Company believes that no measurable value can be attributed to stock awards and stock options issued because of the uncertain financial position of the Company.

NOTE 8 - BUSINESS SEGMENTS

The Company has two segments, a satellite transmission secured content business, and the ViaSeal Access Control Business. The summarized financial information concerning the Company's reportable segments for the eleven months ended November 30, 2004, as follows:

                                                  ViaSeal           Satellite Transmission
                                              Access Control           Secured Content
2004                                             Business                  Business                 Total
----                                             --------                  --------                 -----
Net sales                                         $ 300,000               $ 81,502                $ 381,502
Operating loss                                     (941,975)            (1,296,811)              (2,238,786)
Total assets                                      3,772,259                 71,939                3,844,198
Depreciation and amortization                       975,848                      -                  975,848
Interest expense, net                               200,436                133,624                  334,060

NOTE 9 - RETIREMENT PLAN

The Company has a 401K Plan in which all employees are eligible to participate. Employees may make contributions to the plan subject to limitations as defined by the Internal Revenue Code. The Company made no contributions to the plan for the eleven months ended November 30, 2004.

See Accountants' Review Report

NOTE 10 - COMMITMENT AND CONTINGENCY

Lease Commitment

The Company leased its premises under an operating lease agreement, which expired May 31, 2004 and was subsequently renewed on a month to month basis until November 30, 2004. The office lease required the Company to pay a base rent and various operating and maintenance costs. The Company currently has no office lease and is sharing a space with SiVault.

Rent expense was $48,000 for the eleven months ended November 30, 2004.

Contingency

The California Employment Development Department ("EDD") issued a Notice of Assessment on July 11, 2003 for unpaid unemployment insurance, employment training tax, disability insurance, and personal income tax totaling $61,513 based on its determination that certain independent contractors hired by the Company were employees subject to payroll deductions. The Company filed a Petition for Reassessment on September 9, 2003 challenging the finding that the individuals were not independent contractors. By a decision dated January 27, 2005, the Petition for Reassessment was accepted. An Administrative Law Judge will schedule a hearing to hear the merits of the petition. Meanwhile, the Company has obtained and submitted to the EDD Personal Income Tax ("PIT") Abatement Forms by which the alleged employees have declared that they paid their income tax on the payments the Company made to them, thus reducing the assessment. Management has estimated an ultimate liability with respect to this matter of approximately $14,000 as of November 30, 2004 based on the PIT Abatement Forms and telephone conversations with the EDD.

NOTE 11 - SUBSEQUENT EVENT

As of November 30, 2004, SiVault Systems, Inc. ("SiVault") purchased substantially all of the assets of Viaquo related to Viaquo's ViaSeal business, including physical equipment, technology, products and intellectual property, in exchange for 3,050,000 shares of the Company's common stock valued at $2.35 per share (average market price for the four trading days around November 30, 2004), of which 750,000 of the shares were issued and delivered to Viaquo at closing; 2,050,000 of the shares were placed in escrow to be held until the earlier to occur of (i) the issuance of a U.S. Patent for certain U.S. Patent Applications acquired by SiVault, or (ii) the abandonment by SiVault of the U.S. Patent Application following final rejection thereof by the U.S. Patent and Trademark Office; and the remaining 250,000 shares were placed in escrow to be held until the earlier to occur of (i) the issuance by the European Patent Office ("EPO") of a decision to grant a European Patent with respect to an European Patent Application acquired by SiVault, or (ii) the abandonment by SiVault of European Patent Application following a final refusal by EPO to grant the European Patent. Should the patents be rejected, the seller is not entitled to the shares held in escrow.

In addition, SiVault agreed to assume the vacation pay liability of employees who resigned from Viaquo and agreed to join SiVault as employees, effective as of December 1, 2004, which amounted to $52,553.

See Accountants' Review Report

(b) Pro Forma Financial Statements.

         SIVAULT SYSTEMS, INC. AND SUBSIDIARIES, AND VIAQUO CORPORATION
                PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                     UNAUDITED PRO FORMA CONDENSED COMBINED
                              FINANCIAL INFORMATION

On December 7, 2004, SiVault Systems, Inc. ("SiVault") completed the purchase of substantially all of the assets of Viaquo Corporation ("Viaquo") related to Viaquo's ViaSeal Access Control Business ("ViaSeal"). Viaquo is a developer of computer security technology. Under the terms of the Agreement for Purchase and Sale of Assets dated as of November 30, 2004 among SiVault, Viaquo and an Escrow Holder (the "Agreement"), SiVault acquired all Viaquo's principal assets including physical equipment, technology, products and intellectual property. The majority of the Viaquo staff has joined SiVault to support the continued development, sales and marketing of its technologies.

The core technology and intellectual property purchased represents Viaquo's patent pending ViaSeal(TM) security technology. ViaSeal provides cryptographic protection of electronic data for distribution or access by multiple parties without the cumbersome and costly process of private key management as seen in most modern Public Key Infrastructure (PKI) systems.

The Purchase Price for the Viaquo assets acquired consisted of 3,050,000 of SiVault's shares of common stock; 750,000 of the shares were issued and delivered to Viaquo at Closing; 2,050,000 of the shares were placed in escrow to be held until the earlier to occur of (i) the issuance of a U.S. Patent for certain U.S. Patent Applications acquired by SiVault or (ii) the abandonment by SiVault of the U.S. Patent Application following final rejection thereof by the U.S. Patent and Trademark Office; and the remaining 250,000 shares were placed in escrow to be held until the earlier to occur of (i) the issuance by the European Patent Office ("EPO") of a decision to grant a European Patent with respect to an European Patent Application acquired by SiVault or (ii) the abandonment by SiVault of European Patent Application following a final refusal by EPO to grant the European Patent. If the patents are rejected, the shares revert back to SiVault.

The shares issued to Viaquo in consideration for the Purchase of Assets carried with them certain registration rights as set forth in a Registration Rights Agreement, dated as of November 30, 2004 between SiVault and Viaquo. The shares were valued at $2.35 per share (the weighted average of the closing prices of SiVault Common Stock for the 4 trading days around the effective date). The purchase will be accounted for as a business purchase transaction with the assets acquired and liabilities assumed recorded at fair values. The results of the ViaSeal business operations will be included in the Company's consolidated financial statements from the date of the effective asset purchase.

The following unaudited pro forma condensed combined financial information, with explanatory notes, present how the combined financial statements of SiVault Systems and Subsidiaries, and the ViaSeal business may have appeared had the businesses actually been combined at July 1, 2003, June 30, 2004, November 30, 2004 and for the twelve months ended June 30, 2004 and the five months ended November 30, 2004. The unaudited condensed combined pro forma financial information combines the historical financial information of SiVault Systems, SiVault Analytics (acquired by SiVault on July 9, 2004), and the ViaSeal business for the aforementioned dates and periods.

The unaudited pro forma condensed combined financial statements may not be indicative of the actual results of the combined business had the acquisitions occurred on July 1, 2003. The accompanying condensed combined pro forma financial statements should be read in conjunction with the historical financial statements and the related notes of both SiVault and Viaquo.

SIVAULT SYSTEMS, INC. AND SUBSIDIARIES (FORMERLY SECURITY BIOMETRICS, INC.), AND SIVAULT ANALYTICS, INC. AND VIASEAL ACCESS CONTROL BUSINESS
PRO FORMA CONDENSED COMBINED BALANCE SHEET (A)
(UNAUDITED) JUNE 30, 2004

The following unaudited pro forma condensed combined balance sheet combines the historical balance sheets of SiVault Systems, Inc., SiVault Analytics, Inc. and the ViaSeal business assuming the SiVault Analytics and ViaSeal business purchases had occurred and these businesses had been combined on June 30, 2004.

                                                                                     VIASEAL                           SIVAULT
                                                                                     ACCESS                          SYSTEMS, INC./
                                                    SIVAULT          SIVAULT         CONTROL        PRO FORMA          VIASEAL
                                                 SYSTEMS, INC.      ANALYTICS       BUSINESS       ADJUSTMENTS         COMBINED
                                                 -------------      ---------       --------       -----------         --------
CURRENT ASSETS
     Cash and cash equivalents                   $    112,880    $      5,622    $         --    $         --        $    118,502
     Accounts receivable                              848,617              --         300,000        (300,000)(1)         848,617
     Inventory                                          3,884              --              --              --               3,884
     Prepaid expense and other current assets          58,788              --              --              --              58,788
                                                 ------------    ------------    ------------    ------------        ------------
       TOTAL CURRENT ASSETS                         1,024,169           5,622         300,000        (300,000)          1,029,791
PROPERTY AND EQUIPMENT, NET OF ACCUMULATED
     DEPRECIATION                                      63,517          51,661         178,335              --             293,513
CAPITALIZED SOFTWARE, NET OF ACCUMULATED
     AMORTIZATION                                     573,477             154       3,886,567      (3,886,567)(2)         573,631
SECURITY DEPOSITS AND OTHER ASSETS                     56,916             450              --              --              57,366
EXCESS COST OVER NET ASSETS AND OTHER
     INTANGIBLES ACQUIRED                                  --              --              --       9,237,436 (2)       9,237,436
                                                 ------------    ------------    ------------    ------------        ------------
                                                 $  1,718,079    $     57,887    $  4,364,902    $  5,050,869        $ 11,191,737
                                                 ============    ============    ============    ============        ============

(A) See Notes to Unaudited Pro Forma Condensed Combined Financial Information

SIVAULT SYSTEMS, INC. AND SUBSIDIARIES (FORMERLY SECURITY BIOMETRICS, INC.), AND SIVAULT ANALYTICS, INC. AND VIASEAL ACCESS CONTROL BUSINESS
PRO FORMA CONDENSED COMBINED BALANCE SHEET (A)
(UNAUDITED) JUNE 30, 2004

The following unaudited pro forma condensed combined balance sheet combines the historical balance sheets of SiVault Systems, Inc., SiVault Analytics, Inc. and the ViaSeal business assuming the SiVault Analytics and ViaSeal business purchases had occurred and these businesses had been combined on June 30, 2004.

                                                                                                                      SIVAULT
                                                                                                                    SYSTEMS, INC./
                                                      SIVAULT        SIVAULT       VIASEAL          PRO FORMA         VIASEAL
                                                   SYSTEMS, INC.    ANALYTICS     BUSINESS         ADJUSTMENTS        COMBINED
                                                   -------------    ---------     --------         -----------        --------
CURRENT LIABILITIES
     Accounts payable and accrued liabilities
      - non-related parties                         $2,558,883     $         --     $     54,982    $ (105,499) (3)   $  2,508,366
     Accounts payable and accrued liabilities
      - related parties                                789,410               --               --              --           789,410
     Accrued expenses                                       --          487,446               --        (300,000)(1)       187,446
     Billings in excess of costs and estimated
       earnings on uncompleted contracts                90,018               --               --              --            90,018
     Note and convertible debenture payable          1,358,569               --               --              --         1,358,569
     Note payable - related parties                    339,983               --               --              --           339,983
     Shareholders advance                                   --          115,000               --              --           115,000
     Other current liabilities                         227,162               --               --              --           227,162
                                                  ------------     ------------     ------------    ------------      ------------
       TOTAL CURRENT LIABILITIES                  $  5,364,025     $    602,446     $     54,982    $   (405,499)     $  5,615,954
LONG TERM LIABILITIES
     Deferred rent                                      16,954               --               --              --            16,954
                                                  ------------     ------------     ------------    ------------      ------------
       TOTAL LONG TERM LIABILITIES                      16,954               --               --              --            16,954
STOCKHOLDERS' EQUITY (DEFICIENCY):
     Common Stock
       Authorized - 50,000,000 shares
         $0.001 par value
         Issued -15,114,664 and
          outstanding - 12,814,664
          and 2,300,000 shares held
          in escrow                                      7,924            1,000               --           6,190 (4)        15,114
     Other Stockholders' Equity                     (3,670,824)        (545,559)       4,309,920       5,450,178 (2)     5,543,715
                                                  ------------     ------------     ------------    ------------      ------------
         TOTAL STOCKHOLDER' EQUITY (DEFICIENCY)     (3,662,900)        (544,559)       4,309,920       5,456,368         5,558,829
                                                  ------------     ------------     ------------    ------------      ------------
                                                  $  1,718,079     $     57,887     $  4,364,902    $  5,050,869      $ 11,191,737
                                                  ============     ============     ============    ============      ============

(A) See Notes to Unaudited Pro Forma Condensed Combined Financial Information

SIVAULT SYSTEMS, INC. AND SUBSIDIARIES (FORMERLY SECURITY BIOMETRICS, INC.) AND SIVAULT ANALYTICS, INC. AND VIASEAL ACCESS CONTROL BUSINESS
PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS (A)
(UNAUDITED)
YEAR ENDED JUNE 30, 2004

The following unaudited pro forma condensed combined statement of operations combines the statements of operations of SiVault Systems, Inc., SiVault Analytics, Inc. and the ViaSeal business assuming the SiVault Analytics and ViaSeal business purchases had occurred and these businesses had been combined throughout the year ended June 30, 2004.

                                                                                                                     SIVAULT
                                                                                                                   SYSTEMS, INC./
                                                   SIVAULT        SIVAULT         VIASEAL        PRO FORMA           VIASEAL
                                                SYSTEMS, INC.    ANALYTICS        BUSINESS      ADJUSTMENTS          COMBINED
                                                -------------    ---------        --------      -----------          --------
REVENUES:
      Contract revenues earned                  $  7,110,034    $          -    $          -    $          -       $  7,110,034
      Other revenues                                  21,403          41,000         300,000        (300,000)(1)         62,403
                                                   ---------      ----------    ------------      ----------         ----------
                                                   7,131,437          41,000         300,000        (300,000)         7,172,437
                                                   ---------      ----------    ------------      ----------         ----------
OPERATING EXPENSES:
Costs of revenue earned                            3,649,302               -               -               -          3,649,302
Selling, general and administrative                3,737,955         598,637       1,510,041        (300,000)(1)      5,546,633
                                                   ---------      ----------    ------------      ----------         ----------
                                                   7,387,257         598,637       1,510,041        (300,000)         9,195,935
                                                   ---------      ----------    ------------      ----------         ----------
LOSS FROM OPERATIONS                                (255,820)       (557,637)     (1,210,041)              -         (2,023,498)
                                                   ---------      ----------    ------------      ----------         ----------
OTHER EXPENSES
      Interest expense                               796,220               -               -               -            796,220
      Charge relating to issuance of
       stock warrants                              2,496,000               -               -               -          2,496,000
                                                   ---------      ----------    ------------      ----------         ----------
                                                   3,292,220               -               -               -          3,292,220
                                                   ---------      ----------    ------------      ----------         ----------
LOSS BEFORE PROVISION FOR INCOME TAXES            (3,548,040)       (557,637)     (1,210,041)              -         (5,315,718)
PROVISION FOR INCOME TAXES                            34,934               -               -               -             34,934
LOSS FROM CONTINUING OPERATIONS BEFORE
                                                   ---------      ----------    ------------      ----------         ----------
      MINORITY INTEREST IN LOSS OF SUBSIDIARY     (3,582,974)       (557,637)     (1,210,041)              -         (5,350,652)
      Minority interest in loss of subsidiary            121               -               -               -                121
                                                   ---------      ----------    ------------      ----------         ----------
LOSS FROM CONTINUING OPERATION                    (3,582,853)       (557,637)     (1,210,041)              -         (5,350,531)
INCOME FROM DISCONTINUED OPERATIONS                  176,193               -               -               -            176,193

NET LOSS                                        $ (3,406,660)   $   (557,637)   $ (1,210,041)   $          -       $ (5,174,338)
                                                   =========      ==========   =============      ==========         ==========
BASIC AND DILUTED LOSS PER COMMON SHARE:
      Continuing operations                           ($0.51)         ($0.06)              -               -             ($0.45)
      Discontinued operations                          $0.02           $0.00               -               -              $0.01
                                                   ---------      ----------    ------------      ----------         ----------
      Net loss                                        ($0.49)         ($0.06)              -               -             ($0.44)
                                                   =========      ==========   =============      ==========         ==========
WEIGHTED AVERAGE NUMBER OF
          COMMON SHARES OUTSTANDING                6,971,497      10,000,000               -      (5,110,000)        11,861,497
                                                   =========      ==========   =============      ==========         ==========

(A) See Notes to Unaudited Pro Forma Condensed Combined Financial Information

SIVAULT SYSTEMS, INC. AND SUBSIDIARIES (FORMERLY SECURITY BIOMETRICS, INC.) AND SIVAULT ANALYTICS, INC. AND VIASEAL ACCESS CONTROL BUSINESS
PRO FORMA CONDENSED COMBINED STATEMENT OF CASH FLOWS (A)
(UNAUDITED)
YEAR ENDED JUNE 30, 2004

The following unaudited pro forma condensed combined statement of cash flows combines the cash flow statements of SiVault Systems, Inc., SiVault Analytics, Inc. and the ViaSeal business assuming the SiVault Analytics and ViaSeal business purchases had occurred and these businesses had been combined throughout the year ended June 30, 2004.

                                                                                                                       SIVAULT
                                                                                                                     SYSTEMS, INC./
                                                          SIVAULT        SIVAULT        VIASEAL        PRO FORMA        VIASEAL
                                                        SYSTEMS, INC.   ANALYTICS      BUSINESS       ADJUSTMENTS       COMBINED
                                                        -------------   ---------      --------       -----------       --------
CASH FLOWS FROM OPERATING ACTIVITIES:
      Net loss from continuing operations               $(3,582,853)   $  (557,637)   $(1,210,041)            -    $(5,350,531)
      Adjustments to reconcile net income to net cash
      provided by operating activities:
          Depreciation and amortization of
              property and equipment                         10,026         12,143        109,727             -        131,896
          Amortization of capitalized software                    -             30        971,642             -        971,672
          Deferred rent expense                              16,954              -              -             -         16,954
          Gain on settlement of debt                        (55,156)             -              -             -        (55,156)
          Issuance of common stock for
              consulting services                           194,000              -              -             -        194,000
          Issuance of stock to extend note
              and convertible debenture                   2,496,000              -              -             -      2,496,000
          Minority interest in equity of
           consolidated subsidiary                             (193)             -              -             -           (193)
      Change in assets and liabilities:
          Accounts receivable                              (753,983)             -              -             -       (753,983)
          Inventory                                          (3,884)             -              -             -         (3,884)
          Prepaid expenses and other current assets         (39,724)             -              -             -        (39,724)
          Security deposits                                 (56,916)          (450)             -             -        (57,366)
          Accounts payable and accrued liabilities        1,500,439        487,446        (28,795)            -      1,959,090
          Billings in excess of costs
              and estimated earnings on
              uncompleted contracts                          90,018              -              -             -         90,018
          Corporate income taxes payable                     34,934              -              -             -         34,934
                                                        -----------    -----------    -----------    ----------    -----------
NET CASH USED IN OPERATING ACTIVITIES                      (150,338)       (58,468)      (157,467)            -       (366,273)
                                                        -----------    -----------    -----------    ----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
      Purchase of property and equipment                     (7,002)       (63,804)       (10,626)            -        (81,432)
      Acquisition of capitalized software                  (200,000)          (184)             -             -       (200,184)
      Advances to discontinued subsidiary                  (288,796)             -              -             -       (288,796)
                                                        -----------    -----------    -----------    ----------    -----------
NET CASH USED BY INVESTING ACTIVITIES                      (495,798)       (63,988)       (10,626)            -       (570,412)
                                                        -----------    -----------    -----------    ----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
      Net proceeds from the issuance of common stock      1,427,015              -              -             -      1,427,015
      Proceeds from additional paid-in capital                    -         13,078              -             -         13,078
      Cash generated by activities prior to
          the acquisition and remaining
          in Viaquo Corp.                                        --              -        168,094             -        168,094
      Proceeds from issuance of common
          stock by subsidiary                                27,593              -              -             -         27,593
      Repayments of convertible debt
          and other note payable                           (694,936)             -              -             -       (694,936)
      Repayments on capital lease obligations                (2,773)             -              -             -         (2,773)
      Proceeds from shareholders' advances                       --        115,000              -             -        115,000
                                                        -----------    -----------    -----------    ----------    -----------
NET CASH PROVIDED BY FINANCING ACTIVITIES                   756,899        128,078        168,094             -      1,053,071
                                                        -----------    -----------    -----------    ----------    -----------

EFFECT OF FOREIGN EXCHANGE RATE CHANGES
      ON CASH                                                (1,975)             -              -             -         (1,975)
                                                        -----------    -----------    -----------    ----------    -----------

NET INCREASE IN CASH                                        108,788          5,622              -             -        114,410

CASH: BEGINNING OF PERIOD                                     4,092              -              -             -          4,092
                                                        -----------    -----------    -----------    ----------    -----------
CASH: END OF PERIOD                                     $   112,880    $     5,622    $         -    $        -    $   118,502
                                                        ===========    ===========    ===========    ==========    ===========


SIVAULT SYSTEMS, INC. AND SUBSIDIARIES (FORMERLY SECURITY BIOMETRICS, INC.) AND SIVAULT ANALYTICS, INC. AND VIASEAL ACCESS CONTROL BUSINESS
PRO FORMA CONDENSED COMBINED STATEMENT OF CASH FLOWS (A)
(UNAUDITED)
YEAR ENDED JUNE 30, 2004,
SUPPLEMENTAL CASH FLOW INFORMATION (CONTINUED)

                                                                                                                     SYSTEMS, INC./
                                                                   SIVAULT      SIVAULT     VIASEAL       PRO FORMA    VIASEAL
                                                                SYSTEMS, INC.  ANALYTICS    BUSINESS     ADJUSTMENTS   COMBINED
                                                                -------------  ---------    --------     -----------   --------
CASH PAID DURING THE PERIOD FOR:
   Interest                                                     $   795,258      $  -     $        -    $        -      $   795,258
                                                                ===========      ====     ==========    ==========      ===========
   Income taxes                                                 $        -       $  -     $        -    $        -      $        -
                                                                ===========      ====     ==========    ==========      ===========

         NON-CASH INVESTING AND FINANCING ACTIVITIES
   Issuance of common stock for:
          Services                                              $   194,000      $  -     $        -    $        -      $   194,000
                                                                ===========      ====     ==========    ==========      ===========
          Software                                              $   375,000      $  -     $        -    $        -      $   375,000
                                                                ===========      ====     ==========    ==========      ===========
          Settlement of convertible debenture                   $   100,000      $  -     $        -    $        -      $   100,000
                                                                ===========      ====     ==========    ==========      ===========
          Settlement of note payable - related party            $   970,968      $  -     $        -    $        -      $   970,968
                                                                ===========      ====     ==========    ==========      ===========
   Excess cost of net assets acquired in the purchase of:
          SiVault Analytics, Inc.                               $        -       $  -     $        -    $7,863,060 (2)  $ 7,863,060
                                                                ===========      ====     ==========    ==========      ===========
          Viaquo asset purchase                                 $        -       $  -     $        -    $1,601,057 (2)  $ 1,601,057
                                                                ===========      ====     ==========    ==========      ===========
   Issuance of stock warrants for:
          Extended Convertible Deventures                       $ 2,016,000      $  -     $        -    $        -      $ 2,016,000
                                                                ===========      ====     ==========    ==========      ===========
          Extended Note Payable - Related Party                 $   480,000      $  -     $        -    $        -      $   480,000
                                                                ===========      ====     ==========    ==========      ===========
          Settle note payable - Related Party                   $   640,000      $  -     $        -    $        -      $   640,000
                                                                ===========      ====     ==========    ==========      ===========
   Conversion of accounts payable and accrued liabilities -
          related parties to note payable - related parties     $   325,000      $  -     $        -    $        -      $   325,000
                                                                 ===========     ====     ==========    ==========      ===========

(A) See Notes to Unaudited Pro Forma Condensed Combined Financial Information

SIVAULT SYSTEMS, INC. AND SUBSIDIARIES (FORMERLY SECURITY BIOMETRICS, INC.) AND VIASEAL ACCESS CONTROL BUSINES
PRO FORMA CONDENSED COMBINED BALANCE SHEETS (A)
(UNAUDITED)
NOVEMBER 30, 2004

The following unaudited pro forma condensed combined balance sheet combines the historical balance sheets of SiVault Systems, Inc. and the ViaSeal business assuming the ViaSeal business purchase had occurred and these businesses had been combined on November 30, 2004.


                                                                                                                      SIVAULT
                                                                                                                     SYSTEMS, INC./
                                                           SIVAULT       SIVAULT       VIASEAL        PRO FORMA        VIASEAL
                                                        SYSTEMS, INC.   ANALYTICS      BUSINESS      ADJUSTMENTS      COMBINED
                                                        -------------   ---------      --------      -----------      --------
CURRENT ASSETS
           Cash and cash equivalents                  $    675,381   $         -   $         -    $         -        $    675,381
           Accounts receivable                             858,788             -        250,000        (250,000) (1)      858,788
           Inventory                                       140,490             -             -              -             140,490
           Prepaid expense and other current assets        249,302             -             -         (37,046)  (2)      212,256
                                                      ------------   -----------    ------------   ------------      ------------
                  TOTAL CURRENT ASSETS                   1,923,961             -        250,000        (287,046)        1,886,915
PROPERTY AND EQUIPMENT, NET OF ACCUMULATED
           DEPRECIATION                                    113,072             -         40,542          (4,272) (2)      149,342
CAPITALIZED SOFTWARE, NET OF ACCUMULATED
           AMORTIZATION                                    645,784             -      3,481,717      (3,481,717) (2)      645,784
SECURITY DEPOSITS AND OTHER ASSETS                         265,105             -             -              -             265,105
EXCESS COST OVER NET ASSETS AND OTHER
           INTANGIBLES ACQUIRED                          7,863,060             -             -         1,601,057 (2)    9,464,117
                                                      ------------   -----------    ------------    ------------     ------------
                                                      $ 10,810,982   $         -    $  3,772,259    $ (2,171,977)    $ 12,411,264
                                                      ============   ===========    ============    =============    ============

(A) See Notes to Unaudited Pro Forma Condensed Combined Financial Information

SIVAULT SYSTEMS, INC. AND SUBSIDIARIES (FORMERLY SECURITY BIOMETRICS, INC.) AND VIASEAL ACCESS CONTROL BUSINESS
PRO FORMA CONDENSED COMBINED BALANCE SHEETS (A)
(UNAUDITED)
NOVEMBER 30, 2004

The following unaudited pro forma condensed combined balance sheet combines the historical balance sheets of SiVault Systems, Inc. and the ViaSeal business assuming the ViaSeal business purchase had occurred and these businesses had been combined on November 30, 2004.

                                                                                                                       SIVAULT
                                                                                                                    SYSTEMS, INC./
                                                    SIVAULT       SIVAULT        VIASEAL         PRO FORMA             VIASEAL
                                                 SYSTEMS, INC.   ANALYTICS       BUSINESS       ADJUSTMENTS           COMBINED
                                                 -------------   ---------       --------       -----------           --------
CURRENT LIABILITIES
   Accounts payable and accrued liabilities
     - non-related parties                      $  2,181,782     $    -        $     39,410    $   (236,857) (1,2)   $  1,984,335
   Accounts payable and accrued liabilities
     - related parties                               219,394          -                  -              -                 219,394
   Note and convertible debenture payable          1,275,174          -                  -              -               1,275,174
   Note payable - related parties                    150,000          -                  -              -                 150,000
   Current portion of convertible notes              243,737          -                  -              -                 243,737
   Other current liabilities                         223,205          -                  -              -                 223,205
                                                ------------     ------         ------------    ------------         ------------
       TOTAL CURRENT LIABILITIES                $  4,293,292     $    -        $     39,410    $   (236,857)          $ 4,095,845
LONG TERM LIABILITIES
   Convertible notes payable                         974,949          -                  -              -                 974,949
   Deferred rent                                      14,263          -                  -              -                  14,263
                                                ------------     ------         ------------    ------------         ------------
       TOTAL LONG TERM LIABILITIES                   989,212          -                  -              -                 989,212
STOCKHOLDERS' EQUITY (DEFICIENCY):
   Common Stock                                           -           -                  -              -
          Authorized - 50,000,000 shares
            $0.001 par value
                 Issued - 19,037,530 and
                   outstanding - 16,737,530
                   and 2,300,000 shares held
                   in escrow                          15,987          -                  -            3,050 (4)            19,037
   Other Stockholders' Equity                      5,512,491          -           3,732,849      (1,938,170)(2)         7,307,170
                                                ------------     ------         ------------    ------------         ------------
       TOTAL STOCKHOLDERS' EQUITY (DEFICIENCY)     5,528,478          -           3,732,849      (1,935,120)            7,326,207
                                                ------------     ------         ------------    ------------         ------------
                                                $ 10,810,982     $    -         $ 3,772,259     $ (2,171,977)        $ 12,411,264
                                                ============     ======         ============    ============         ============

(A) See Notes to Unaudited Pro Forma Condensed Combined Financial Information

SIVAULT SYSTEMS, INC. AND SUBSIDIARIES (FORMERLY SECURITY BIOMETRICS, INC.) AND VIASEAL ACCESS CONTROL BUSINESS
PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS (A)
(UNAUDITED)
FIVE MONTHS NOVEMBER 30, 2004

The following unaudited pro forma condensed combined statement of operations combines the statements of operations of SiVault Systems, Inc. and the ViaSeal business assuming the ViaSeal business purchase had occurred and these businesses had been combined throughout the five months ended November 30, 2004.

                                                                                                                      SIVAULT
                                                                                                                   SYSTEMS, INC./
                                                            SIVAULT        SIVAULT     VIASEAL       PRO FORMA       VIASEAL
                                                          SYSTEMS, INC.   ANALYTICS    BUSINESS      ADJUSTMENTS     COMBINED
                                                          -------------   ---------    --------      -----------     --------

REVENUES:
           Contract revenues earned                       $  1,123,230       $   -   $          -    $          -    $  1,123,230
           Other revenues                                        4,200           -              -              -            4,200
                                                            ----------       -----   ------------    ------------    ------------
                                                             1,127,430           -              -               -       1,127,430
                                                            ----------       -----   ------------    ------------    ------------
OPERATING EXPENSES:
Costs of revenue earned                                        373,386           -              -               -         373,386
Selling, general and administrative                          2,612,381           -        926,366               -       3,538,747
Issuance of common stock and stock options for services      2,064,000           -             -               -        2,064,000
                                                            ----------       -----   ------------    ------------    ------------
                                                             5,049,767           -        926,366               -       5,976,133
                                                            ----------       -----   ------------    ------------    ------------
LOSS FROM OPERATIONS                                        (3,922,337)          -       (926,366)              -      (4,848,703)
                                                            ----------       -----   ------------    ------------    ------------
OTHER EXPENSES
           Interest expense                                    110,257           -              -               -         110,257
                                                            ----------       -----   ------------    ------------    ------------
                                                               110,257           -              -               -         110,257
                                                            ----------       -----   ------------    ------------    ------------
LOSS BEFORE PROVISION FOR INCOME TAXES                      (4,032,594)          -       (926,366)              -      (4,958,960)
           PROVISION FOR INCOME TAXES                               -            -              -               -               -
                                                            ----------       -----   ------------    ------------    ------------
NET LOSS                                                  $ (4,032,594)      $   -   $   (926,366)   $          -    $ (4,958,960)
                                                          ============       =====   ============    ============    ============
BASIC AND DILUTED LOSS PER COMMON SHARE:
           Net loss                                       ($      0.29)      $0.00   $       0.00    ($      0.05)   ($      0.34)
                                                          ============       =====   ============    ============    ============

WEIGHTED AVERAGE NUMBER OF
                  COMMON SHARES OUTSTANDING                 13,778,796           -              -         750,000      14,528,796
                                                          ============       =====   ============    ============    ============

(A) See Notes to Unaudited Pro Forma Condensed Combined Financial Information

SIVAULT SYSTEMS, INC. AND SUBSIDIARIES (FORMERLY SECURITY BIOMETRICS, INC.) AND VIASEAL ACCESS CONTROL BUSINESS
PRO FORMA CONDENSED COMBINED STATEMENT OF CASH FLOWS (A)
(UNAUDITED)
FIVE MONTHS ENDED NOVEMBER 30, 2004

The following unaudited pro forma condensed combined statement of cash flows combines the cash flow statements of SiVault Systems, Inc. and the ViaSeal business assuming the ViaSeal business purchase had occurred and these businesses had been combined throughout the five months ended November 30, 2004.

                                                                                                                      SYSTEMS, INC./
                                                                       SIVAULT     SIVAULT     VIASEAL     PRO FORMA     VIASEAL
                                                                     SYSTEMS, INC. ANALYTICS   BUSINESS    ADJUSTMENTS   COMBINED
                                                                     -----------------------   --------    -----------   --------
CASH FLOWS FROM OPERATING ACTIVITIES:
           Net loss from continuing operations                       $(4,032,594)     $-      $ (926,366)      $-      $(4,958,960)
           Adjustments to reconcile net income to net cash
           provided by operating activities:
                  Depreciation and amortization of
                   property and equipment                                 24,252       -          85,177       -           109,429
                  Amortization of capitalized software                    27,693       -         404,850       -           432,543
                  Deferred rent expense                                   (2,691)      -              -        -            (2,691)
                  Issuance of common stock for consulting services     1,704,000       -              -        -         1,704,000
                  Issuance of options for consulting services            360,000       -              -        -           360,000
                  Impairment of property and equipment                         -       -          52,616       -            52,616
           Change in assets and liabilities:
                  Accounts receivable                                    (10,171)      -              -        -           (10,171)
                  Inventory                                             (136,606)      -              -        -          (136,606)
                  Prepaid expenses and other current assets             (153,831)      -              -        -          (153,831)
                  Security deposits                                      (61,000)      -              -        -           (61,000)
                  Accounts payable and accrued liabilities              (693,237)      -         (15,572)      -          (708,809)
                  Billings in excess of costs and estimated
                         earnings on uncompleted contracts               (90,018)      -              -        -           (90,018)
                                                                     -----------     ---      ----------     ---       -----------
NET CASH USED IN OPERATING ACTIVITIES                                 (3,064,203)      -        (399,295)      -       (3,463,498)
                                                                     -----------     ---      ----------     ---       -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
           Cash acquired in acquisition                                    5,622       -              -        -            5,622
           Purchase of property and equipment                            (21,992)      -              -        -          (21,992)
           Acquisition of capitalized software                          (100,000)      -              -        -         (100,000)
                                                                     -----------     ---      ----------     ---       -----------
NET CASH USED BY INVESTING ACTIVITIES                                   (116,370)      -              -        -         (116,370)
                                                                     -----------     ---      ----------     ---       -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
           Net proceeds from the issuance of common stock              2,487,283       -              -        -        2,487,283
           Proceeds from the exercise of stock warrants                  333,334       -              -        -          333,334
           Cash generated by activities prior to
                  the acquisition and remaining in Viaquo Corp.                -       -         399,295        -         399,295
           Proceeds from convertible debt                              1,041,503       -              -        -        1,041,503
           Repayments on capital lease obligations                        (3,957)      -              -        -           (3,957)
           Repayments of shareholders' advances                         (115,000)      -              -        -         (115,000)
                                                                     -----------     ---      ----------     ---       -----------
NET CASH PROVIDED BY FINANCING ACTIVITIES                              3,743,163       -         399,295        -       4,142,458
                                                                     -----------     ---      ----------     ---       -----------

EFFECT OF FOREIGN EXCHANGE RATE CHANGES
           ON CASH                                                           (89)      -              -        -              (89)

NET INCREASE IN CASH                                                     562,501       -              -        -          562,501

CASH: BEGINNING OF PERIOD                                                112,880       -              -        -          112,880
                                                                     -----------     ---      ----------     ---       -----------
CASH: END OF PERIOD                                                  $   675,381      $-      $       -       $-   $      675,381
                                                                     ===========     ===      ==========     ===       ===========

(A) See Notes to Unaudited Pro Forma Condensed Combined Financial Information

SIVAULT SYSTEMS, INC. AND SUBSIDIARIES (FORMERLY SECURITY BIOMETRICS, INC.) AND VIASEAL ACCESS CONTROL BUSINESS
PRO FORMA CONDENSED COMBINED STATEMENT OF CASH FLOWS (A)
(UNAUDITED)
FIVE MONTHS ENDED NOVEMBER 30, 2004,
SUPPLEMENTAL CASH FLOW INFORMATION (CONTINUED)

                                                                                                                      SIVAULT
                                                                                                                    SYSTEMS, INC./
                                                             SIVAULT       SIVAULT     VIASEAL      PRO FORMA          VIASEAL
                                                          SYSTEMS, INC.   ANALYTICS    BUSINESS    ADJUSTMENTS        COMBINED
                                                          -------------   ---------    --------    -----------        --------
CASH PAID DURING THE PERIOD FOR:
   Interest                                               $    90,500         $ -       $ -       $             -      $   90,500
                                                          ===========         ===       ===       ===============      ==========
   Income taxes                                           $         -         $ -       $ -       $             -      $        -
                                                          ===========         ===       ===       ===============      ==========

NON-CASH INVESTING AND FINANCING ACTIVITIES
   Issuance of common stock for:
        Services                                          $ 1,704,000         $ -       $ -       $             -      $1,704,000
                                                          ===========         ===       ===       ===============      ==========
        Software                                          $         -         $ -       $ -       $             -      $        -
                                                          ===========         ===       ===       ===============      ==========
        Settlement of account payables and
          accrued liabilities                             $   693,237         $ -       $ -       $             -      $  693,237
                                                          ===========         ===       ===       ===============      ==========
        Prepaid expenses                                  $         -         $ -       $ -       $             -      $        -
                                                          ===========         ===       ===       ===============      ==========
        Settlement of convertible debenture               $         -         $ -       $ -       $             -      $        -
                                                          ===========         ===       ===       ===============      ==========
        Excess cost of net assets
          acquired in the purchase of:
            SiVault Analytics, Inc.                       $ 7,863,060         $ -       $ -       $             -      $7,863,060
                                                          ===========         ===       ===       ===============      ==========
            Viaquo asset purchase                         $         -         $ -       $ -       $     1,601,057 (2)  $1,601,057
                                                          ===========         ===       ===       ===============      ==========
   Issuance of stock options for services                 $   360,000         $ -       $ -       $             -      $  360,000
                                                          ===========         ===       ===       ===============      ==========
   Issuance of a note payable - related
        party to payoff a note
        payable - related party                           $   150,000         $ -       $ -       $             -      $  150,000
                                                          ===========         ===       ===       ===============      ==========

(A) See Notes to Unaudited Pro Forma Condensed Combined Financial Information

SIVAULT SYSTEMS, INC AND SUBSIDIARIES, AND SIVAULT ANALYTICS, INC., AND VIASEAL ACCESS CONTROL BUSINESS

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

NOTE 1 - BASIS OF PRO FORMA PRESENTATION

As of November 30, 2004, the Company purchased substantially all of the assets of Viaquo Corporation ("Viaquo") related to Viaquo's ViaSeal business, including physical equipment, technology, products and intellectual property, in exchange for 3,050,000 shares of the Company's restricted common stock valued at $2.35 per share (average market price for the four trading days around November 30, 2004), of which 750,000 of the shares were issued and delivered to Viaquo at closing; 2,050,000 of the shares were placed in escrow to be held until the earlier to occur of (i) the issuance of a U.S. Patent for certain U.S. Patent Applications acquired by SiVault, or (ii) the abandonment by SiVault of the U.S. Patent Application following final rejection thereof by the U.S. Patent and Trademark Office; and the remaining 250,000 shares were placed in escrow to be held until the earlier to occur of (i) the issuance by the European Patent Office ("EPO") of a decision to grant a European Patent with respect to an European Patent Application acquired by SiVault, or (ii) the abandonment by SiVault of European Patent Application following a final refusal by EPO to grant the European Patent.

The Company accounted for this as a business purchase transaction with the assets acquired and liabilities assumed recorded at fair values. The results of the ViaSeal Access Control business have been included in the Company's consolidated financial statements from the effective date of the purchase.

On July 9, 2004, SiVault Systems, Inc. ("SiVault Systems" and the "Company") (formerly Security Biometrics, Inc.) entered into a stock purchase agreement to acquire all of the issued and outstanding shares of SiVault Analytics, Inc.'s ("SiVault Analytics") common stock (10 million common shares) in exchange for approximately four million shares of SiVault Systems' restricted common stock with a fair value of $1.80 per share at date of acquisition. The merger was accounted for as a business purchase transaction with the assets acquired and liabilities assumed recorded at fair values. The results of SiVault Analytics' operations have been included in the Company's consolidated financial statements from the effective date of acquisition.

The accompanying unaudited pro forma condensed combined financial statements give effect to the acquisition of SiVault Analytics, Inc. and the purchase of the ViaSeal Access Control business as if they had been completed as of July 1, 2003. The pro forma condensed combined financial statements may not be indicative of the actual results of the combined business had the acquisitions occurred on July 1, 2003.

The accompanying condensed combined pro forma financial statements should be read in conjunction with the historical financial statements and the related notes of both the Company and Viaquo Corporation.

NOTE 2 - PRO FORMA ADJUSTMENTS

The pro forma adjustments included in the unaudited pro forma condensed combined financial statements are as follows:

(1) An intercompany accounts receivable ($300,000 on June 30, 2004, and $250,000 on November 30, 2004) of ViaSeal from SiVault Analytics has been eliminated.

(2) The assets acquired and liabilities assumed in the SiVault Analytics and ViaSeal business purchases have been reflected at their fair values and the excess of the cost over net assets acquired is reflected on the balance sheets as an intangible. Remaining equity balances of the acquired businesses have been adjusted accordingly.

(3) Liabilities of SiVault Analytics not assumed by the Company have been eliminated.

(4) Common stock has been increased due to effects of the SiVault Analytics, Inc. acquisition and the asset purchase of the ViaSeal Access Control business.

(C) EXHIBITS.

Exhibit 23.1  Consent of Miller Ellin & Company, LLP.

Exhibit 23.2  Consent of Miller Ellin & Company, LLP.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                SIVAULT SYSTEMS, INC.


Date: February 28, 2005                         /s/  Wayne Taylor
                                                ------------------
                                                Wayne Taylor
                                                Interim Chief Financial Officer

(C)    Exhibits Index

Exhibit 23.1  Consent of Miller Ellin & Company, LLP.

Exhibit 23.2  Consent of Miller Ellin & Company, LLP.